1 exeloncorp.com Contact: Nick Alexopulos Corporate Communications 312-394-7417 nicholas.alexopulos@exeloncorp.com Andrew Plenge Investor Relations 312-394-2345 FOR IMMEDIATE RELEASE Exelon Announces Public Offering of Common Stock CHICAGO (Aug. 4, 2022) — Exelon (Nasdaq: EXC) today announced that it intends to sell $500 million of its common stock without par value in an underwritten public offering. Exelon also intends to grant the underwriters a 30-day option to purchase up to $75 million additional shares of common stock in the offering. The net proceeds from the offering will be used to permanently repay borrowings under a $1.15 billion term loan credit facility. Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC are acting as joint book-running managers and underwriters for the offering. A preliminary prospectus supplement and accompanying prospectus relating to the common stock offered will be filed with the U.S. Securities and Exchange Commission (SEC) and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and accompanying prospectus relating to the common stock offering may be obtained by contacting Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, barclaysprospectus@broadridge.com, (888) 603-5847; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282 Attention: Prospectus Department, by telephone: (866) 471-2526 or by email at prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Toll-free: 1-866-803-9204; and Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014. An effective shelf registration relating to the shares of common stock in the offering was filed with the SEC on Aug. 3, 2022. The offering of common stock is being made only by means of a prospectus supplement and accompanying prospectus.

2 This press release does not constitute an offer to sell, or the solicitation of an offer to buy, shares of Exelon’s common stock and will not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Cautionary Statements Regarding Forward-Looking Information This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward- looking statements. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2021 Annual Report on Form 10-K filed with the SEC on February 25, 2022 in Part I, ITEM 1A. Risk Factors; (2) Exelon’s Current Report on Form 8-K filed with the SEC on June 30, 2022 to recast Exelon's consolidated financial statements and certain other financial information originally included in the 2021 Form 10-K in (a) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 17, Commitments and Contingencies; (3) Exelon’s Second Quarter 2022 Quarterly Report on Form 10-Q (filed with the SEC on Aug. 3, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (4) other factors discussed in filings by Exelon with the SEC. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release. # # #

3 About Exelon Exelon (Nasdaq: EXC) is a Fortune 200 company and the nation’s largest utility company, serving more than 10 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). More than 18,000 Exelon employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, equity, economic development and volunteerism. Follow Exelon on Twitter @Exelon.